Other Non-Current Assets - Summary of Other Non-Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Other Assets, Noncurrent [Abstract]
Prepayment for a new equity method investment	¥ 0		¥ 100,000
Prepayment for an office building	0		43,000
Deposits	0		4,000
Prepayment for furniture, fixtures and equipment	3,847		0
Total	¥ 3,847	$ 604	¥ 147,000